UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23712

Cashmere Fund

(Exact name of registrant as specified in charter)

2000 Central Ave

Boulder, CO 80301

(Address of principal executive offices) (Zip code)

Jesse Randall

2000 Central Ave

Boulder, CO 80301

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 577-7987

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

CASHMERE

CASHMERE FUND

Annual Report

March 31, 2026

i

SHAREHOLDER LETTER (Unaudited)

Introduction

The Cashmere Fund (the “Fund”) continued to grow its assets and actively deploy capital into new investments during the fiscal year ended March 31, 2026. For the year ended March 31, 2026, the Fund delivered a total return of 2.06%, and a 5.56% total annualized return since the Fund’s April 13, 2022 inception. The Fund has also seen a 23.94% cumulative return1 since inception.

Current Portfolio:

During the fiscal year, the Fund’s performance was driven by a combination of portfolio exits, valuation increases resulting from follow-on financings, continued operating progress across portfolio companies, and mark-to-market valuation updates.

The Fund achieved its first two positive exits during the year. Trellis was acquired by Gen, generating a 235% return on The Cashmere Fund’s investment. In addition, the Fund exited its position in SweatPals, resulting in a 267% return on invested capital.

Several portfolio companies also completed priced follow-on financing rounds, converted SAFEs into equity, and established higher valuation reference points through institutional fundraising activity. As the portfolio enters its fifth year, it continues to progress through the typical maturation cycle of early-stage venture-backed companies, a period in which increased follow-on financings, strategic acquisitions, and other liquidity events often begin to emerge.

During the same period, the Fund completed two new opportunistic investments. These investments reflect an evolution in portfolio construction toward selectively including later-stage opportunities with the potential to generate liquidity and shareholder distributions on a shorter time horizon.

Beast Industries:    Beast Industries is the holding company behind Jimmy “MrBeast” Donaldson’s expanding ecosystem of content, consumer products, and software. With 400M+ YouTube subscribers and ~3B monthly views, the company transforms creator-driven attention into durable, multi-category businesses, ranging from streaming hits and snacks to toys and analytics tools.

Kalshi:    Kalshi is a federally regulated financial exchange that allows users to trade on the outcomes of real-world events — from sports and elections to economic indicators and cultural moments. By turning uncertainty into a tradable asset class, the company is building the first large-scale, regulated prediction market platform in the United States.

Founded in 2018, Kalshi sits at the intersection of finance, technology, and sports engagement — creating a new category where forecasting meets market infrastructure.

While the Fund achieved positive results in its fourth fiscal year, the broader venture capital environment remained selective and uneven throughout much of the period. Although venture activity improved relative to 2024, overall funding volumes and exit activity continued to trail the peak levels experienced during the 2021 – 2022 market cycle. Investor sentiment became increasingly constructive during 2025, particularly in sectors tied to artificial intelligence, defense technology, infrastructure software, robotics, and fintech, where several large financings and strategic acquisitions helped support broader market confidence.

At the same time, the market continued to favor companies demonstrating capital efficiency, durable revenue growth, and clear paths toward profitability. This environment resulted in more disciplined valuations, continued investor-friendly deal structures in portions of the market, and a concentration of capital flowing toward the highest-quality companies. As the venture ecosystem continued its gradual normalization, we believe the environment became increasingly favorable for experienced managers with disciplined underwriting standards and access to differentiated deal flow. To keep our investors informed, we have summarized several key observations on the current state of the venture market below.

____________

1        Cumulative return is the total percentage gain or loss on an investment since the fund launched on April 13, 2022, this represents total compounded growth.

Venture Capital Market Overview (April 30, 2025 – March 31, 2026)

Venture Capital Deal Activity

U.S. venture investment accelerated meaningfully during the Fund’s fiscal year, though activity remained highly concentrated in artificial intelligence and other platform technologies. According to PitchBook-NVCA data2, 2025 represented one of the strongest years for venture deal value since the 2021 peak, driven primarily by several historically large AI financings and renewed optimism surrounding infrastructure, defense technology, robotics, and enterprise software. AI-related companies accounted for well over half of total U.S. venture capital invested during portions of 2025, reflecting the market’s continued conviction that generative AI and foundational infrastructure represent the next major technology cycle.

While overall capital deployment improved, the market remained bifurcated. A relatively small number of category-leading companies captured a disproportionate share of venture dollars, while many non-AI startups continued to face elongated fundraising timelines and heightened investor scrutiny. PitchBook and NVCA3 noted that liquidity conditions improved modestly through late 2025 and early 2026, although fundraising and exit activity outside the top tier of venture-backed companies remained uneven.

Importantly, public market conditions showed measurable improvement during the period. Several technology IPOs and large-scale strategic transactions reopened portions of the exit market for venture-backed companies, contributing to a sharp increase in reported exit values entering 2026. While the broader IPO environment has not fully normalized to pre-2022 levels, investors increasingly view the backlog of mature private technology companies as a potential catalyst for improved liquidity over the next several years.

Beyond AI, consumer and digitally native brands demonstrated early signs of stabilization after several difficult years marked by inflationary pressures and reduced discretionary spending. Investors increasingly favored businesses demonstrating durable margins, disciplined operating structures, and clear paths toward profitability rather than prioritizing growth at any cost. These trends continue to align with our investment philosophy of backing resilient brands and technology-enabled businesses capable of compounding value through multiple market cycles.

Runway Extensions, Insider-Led Capital, & Valuations

Capital formation remained selective throughout much of 2025, encouraging many founders to prioritize operational efficiency and extend runway through existing investor relationships rather than pursue aggressively priced external financings. Insider-led rounds, structured extensions, and bridge financings continued to represent a meaningful portion of venture activity, particularly at the seed and early-growth stages, as investors concentrated capital into their highest-conviction portfolio companies. PitchBook and industry participants broadly characterized the market as one favoring established winners and companies demonstrating measurable traction.

At the same time, valuation trends became increasingly polarized. High-quality AI and infrastructure companies achieved record-setting financings and premium valuations, while many traditional software, consumer, and marketplace businesses continued to experience pricing discipline and longer diligence cycles. Carta’s private markets data4 showed that early-stage valuations generally remained resilient through 2025, particularly among companies benefiting from strong revenue growth or AI-related tailwinds.

The result has been a venture environment increasingly defined by selectivity rather than broad market expansion. Investors appear willing to deploy significant capital into businesses perceived as category leaders, while continuing to exercise caution toward companies lacking differentiated technology, efficient growth profiles, or clear exit visibility. We believe this disciplined underwriting environment ultimately benefits long-term investors by reinforcing fundamentals and reducing the excesses that characterized the 2021 market cycle.

____________

2        https://nvca.org/wp-content/uploads/2026/01/q4-2025-pitchbook-nvca-venture-monitor.pdf?utm_source=chatgpt.com

3        https://nvca.org/pitchbook-nvca-venture-monitor/?utm_source=chatgpt.com

4        https://carta.com/data/state-of-private-markets-q3-2025/?utm_source=chatgpt.com

Dry Powder, Fundraising, & Capital Deployment

Despite a challenging fundraising environment for many venture firms, the industry continues to maintain substantial levels of undeployed capital. Venture managers entered 2026 with significant dry powder accumulated during the fundraising boom of 2020 – 2022, although deployment patterns remained uneven across the ecosystem. Investors generally favored fewer, larger, and higher-conviction investments rather than broad portfolio expansion.

At the same time, venture fundraising itself remained under pressure. PitchBook-NVCA data indicated that fundraising activity through 2025 continued trending below historical highs, with many emerging managers facing prolonged fundraising cycles and increased competition for limited partner allocations. Larger, established platforms generally continued to capture the majority of institutional commitments, reflecting ongoing LP preference for scale, brand recognition, and demonstrated liquidity histories.

Nevertheless, signs of improving capital deployment became increasingly visible during the latter half of the fiscal year. Increased investment pace, improving exit activity, and renewed public market participation suggest portions of the venture ecosystem may be entering the early stages of a broader recovery cycle. We believe the combination of substantial dry powder reserves and improving liquidity conditions could support stronger venture activity over the next several years, particularly for companies positioned within long-duration secular growth themes.

Retail Access to Alternatives

Another notable development during the fiscal year was the continued expansion of retail and high-net-worth investor access to private markets. Semi-liquid structures, interval funds, tender-offer funds, and digitally enabled brokerage platforms continued gaining traction as wealth managers and accredited investors sought diversified exposure to venture capital and other private asset classes. Industry forecasts5 continue to project substantial long-term growth in private market participation driven by individual investors seeking alternatives to traditional public equity and fixed-income allocations.

Parallel to this trend, secondary marketplaces and digital trading platforms further expanded access to pre-IPO securities and private-company liquidity solutions. Lower minimum investment thresholds and broader platform accessibility have continued democratizing participation in venture-backed companies that historically remained accessible primarily to institutional investors.

The Fund believes these structural shifts represent a meaningful long-term opportunity for innovative investment vehicles capable of providing broader access to venture capital strategies. As private markets continue evolving toward greater accessibility and transparency, we believe investor demand for professionally managed venture exposure will continue expanding across both institutional and retail channels.

Cashmere Fund Strategy

Portfolio Direction

Since inception, The Cashmere Fund has remained disciplined and focused on its core strategy of backing early-stage startups with strong growth potential and prudent operating plans. To date, the Fund has invested in 36 portfolio companies and four fund investments across a diverse range of industries, which we believe positions the portfolio to participate in meaningful long-term upside opportunities.

While we remain committed to sourcing high-quality early-stage investments, the continued growth of the Fund is allowing us to thoughtfully expand our investment approach. As assets under management increase, we are reserving additional capital for follow-on investments in existing portfolio companies while also selectively pursuing later-stage opportunities that may offer the potential for increased liquidity and earlier distributions to shareholders. We believe this broader portfolio construction approach can enhance flexibility while continuing to align with the Fund’s long-term growth objectives.

____________

5        https://www.cambridgeassociates.com/venture-capital/?utm_source=chatgpt.com

Our experience has also shown that access to later-stage private company investments is particularly attractive to retail investors, as these companies are often closer to strategic acquisitions, secondary liquidity opportunities, or public market outcomes. At the same time, maintaining exposure to early-stage innovation remains central to the Fund’s identity and long-term return potential.

We remain confident that our strategy of selective capital deployment, active support for portfolio founders, and disciplined risk management will position the Fund well in the years ahead. Our team continues to closely monitor the evolving venture capital landscape and adapt thoughtfully as market conditions change. We also continue to view our role as extending beyond capital alone. By supporting emerging companies with both investment and strategic guidance, we believe we contribute to innovation and the broader entrepreneurial ecosystem.

Finally, we would like to thank our investors for their continued trust and commitment to The Cashmere Fund. We are encouraged by the Fund’s progress to date and remain optimistic about the opportunities ahead. As always, we remain focused on executing our strategy with the objective of generating long-term value for our shareholders.

New Portfolio Additions

Below is a summary of the equity investments in portfolio companies and portfolio funds in which the Fund invested during its fiscal year ended March 31, 2026.

Beast Industries:    Beast Industries is the holding company behind Jimmy “MrBeast” Donaldson’s expanding ecosystem of content, consumer products, and software. With 400M+ YouTube subscribers and ~3B monthly views, the company transforms creator-driven attention into durable, multi-category businesses, ranging from streaming hits and snacks to toys and analytics tools.

Kalshi:    Kalshi is a federally regulated financial exchange that allows users to trade on the outcomes of real-world events — from sports and elections to economic indicators and cultural moments. By turning uncertainty into a tradable asset class, the company is building the first large-scale, regulated prediction market platform in the United States.

Founded in 2018, Kalshi sits at the intersection of finance, technology, and sports engagement — creating a new category where forecasting meets market infrastructure.

Information regarding portfolio companies has been obtained from the companies themselves or from third-party sources believed by the Fund to be reliable; however, the Fund does not guarantee the accuracy or completeness of such information. The investments discussed in this report may not have been held by the Fund for the entire reporting period, and all current and prospective investments remain subject to risk. Portfolio holdings are reviewed in accordance with the Fund’s investment strategy and are subject to change over time. Please refer to the Schedule of Investments included in this annual report for a complete listing of the Fund’s investments and their respective values as of March 31, 2026.

The views expressed in this report are exclusively those of the solely those of the Fund’s investment adviser, Sweater Industries, LLC, and sub-adviser, Forma Cashmere LLC, as of March 31, 2026. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. There is no assurance that the Fund’s investment objectives will be achieved.

CASHMERE FUND
Fund Performance
March 31, 2026 (Unaudited)

Average Annual Total Return Information as of March 31, 2026 (Unaudited):

Cashmere Fund (Inception Date: 04/13/2022)	One Year	Annualized Since Inception (4/13/2022)
Total Return	2.06%	5.56%

Fund Benchmark
S&P SmallCap 600® Index*	20.50%	5.88%

____________

*        The S&P SmallCap 600® Index is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index. Index returns, unlike Fund returns, do not reflect any fees or expenses. Index returns assume reinvestment of all distributions. Investments held by the Fund do not match those in the Index and the performance of the Fund will differ.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown assume reinvestment of all distributions, and do not reflect the deduction of taxes that shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived and reimbursed by the Fund’s Adviser. Past performance is no guarantee of future results. Please read the Fund’s Prospectus carefully before investing.

CASHMERE FUND
Portfolio Composition

Fund Vertical Diversification

The following table provides a breakdown of the Fund, by the industry verticals that the underlying securities represent, as a percentage of net assets as of March 31, 2026.

Vertical	Percent of Total Net Assets
Consumer Goods and Retail	33.5%
Consumer Technology	11.4%
Education Technology	2.1%
Financial Technology	4.6%
Health Technology	8.4%
Healthcare	7.9%
Human Resource Technology	6.7%
Logistics Technology	1.8%
Private Investment Companies	11.5%
Property Technology	8.3%
Short-Term Investments	4.1%
Liabilities in excess of other assets	(0.3)%
Total	100.0%

Fund Security Type Diversification

The following chart provides a visual breakdown of the Fund, by the security type that the underlying securities represent, as a percentage of net assets as of March 31, 2026.

Security Type	Percent of Total Net Assets
Convertible Debt in Portfolio Companies	4.5%
Equity Investments in Portfolio Companies	63.1%
Portfolio Funds	11.5%
Simple Agreements for Future Equity in Portfolio Companies	16.4%
Warrants	0.7%
Short-Term Investments	4.1%
Liabilities in excess of other assets	(0.3)%
Total	100.0%

Cashmere Fund
SCHEDULE OF INVESTMENTS
March 31, 2026

	Principal/ Shares	Fair Value
Convertible Debt in Portfolio Companies — 4.5%
Consumer Goods and Retail — 1.5%
Mad Rabbit Tattoo, Inc., 8.00%, due 8/15/26[1,2]	250,000	$250,000

Healthcare — 3.0%
Cabinet Health P.B.C., 4.55%, due 10/1/26[1,2]	500,000	500,000
Total Convertible Debt in Portfolio Companies (Cost $750,000)		750,000

Equity Investments in Portfolio Companies — 63.1%
Consumer Goods and Retail — 28.8%
Beast Industries Series C Preferred Stock[1,2,3]	6,209	249,974
Drupely, Inc. dba Graza Series A-3 Preferred Stock[1,2,3]	210,999	2,030,582
FEAT Socks, Inc.[1,2,3]	3,262,472	237,508
Frances Valentine, LLC[1,2,3]	8,834	550,000
IQ Bar, Inc. Series B Preferred Stock[1,2,3]	41,553	924,281
Lukla, Inc. dba OROS Series B Preferred Stock[1,2,3]	412,819	528,648
Nomadica Series Seed-6 Preferred Stock[1,2,3]	462,107	276,899
Total Consumer Goods and Retail		4,797,892

Consumer Technology — 11.4%
After Services, Inc. Series Seed-7 Preferred Stock[1,2,3]	24,068	594,762
After Services, Inc. Series Seed-8 Preferred Stock[1,2,3]	21,445	529,943
GO, Inc. Series Seed-1 Preferred Stock[1,2,3]	400,160	151,965
Hearth Display, Inc.[1,2,3]	301,132	328,830
The Dyrt, Inc. Series C Preferred Stock[1,2,3]	608,726	274,310
Total Consumer Technology		1,879,810

Education Technology — 2.1%
EdInvent, Inc. dba Accredible Series B Preferred Stock[1,2,3]	79,956	349,684

Financial Technology — 0.6%
Nada Holdings, Inc. Preferred Stock[1,2,3]	56,474	107,606

Healthcare — 3.1%
Pear Suite, Inc. Series A-2 Preferred[1,2,3]	122,257	506,838

Health Technology — 2.4%
Time Therapeutics, Inc. Series A-2 Preferred (Hone Health)[1,2,3]	22,006	396,943

Human Resource Technology — 6.7%
IsoTalent, Inc. Series Seed-1 Preferred Stock[1,2,3]	764,292	971,712
Obra, Inc. Common Stock[1,2,3]	764,292	126,437
Total Human Resource Technology		1,098,149

See accompanying Notes to Financial Statements.

Cashmere Fund
SCHEDULE OF INVESTMENTS — (CONTINUED)
March 31, 2026

	Principal/ Shares	Fair Value
Property Technology — 8.0%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock[1,2,3]	208,995	$287,500
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock[1,2,3]	2,012,882	314,613
Havenly, Inc. Series C-1 Preferred Stock[1,2,3]	63,848	250,048
True Footage Inc. Series A Prime Preferred Stock[1,2,3]	38,836	477,026
Total Property Technology		1,329,187

Total Equity Investments in Portfolio Companies (Cost $6,600,047)		10,466,109

Portfolio Funds — 11.5%
Private Investment Companies — 11.5%
Curate Capital Fund I, LP1,3,4		265,356
Ganas Ventures I, a series of Ganas Ventures, LP1,3,4,5		212,737
Impressionism Capital Fund I, LP1,3,4		147,109
Kalshi (HII Kalshi-02, a Series of HII Kalshi-A, LLC)1,2,[3]		1,103,232
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A1,3,4,5		187,882
Total Portfolio Funds (Cost $1,322,609)		1,916,316

Simple Agreements for Future Equity in Portfolio Companies — 16.4%
Consumer Goods and Retail — 3.2%
De Soi, Inc.[1,2,3]		240,000
Hikerkind, Inc.[1,2,3]		300,000
Total Consumer Goods and Retail		540,000

Consumer Technology — 0.0%
The Last Gameboard, Inc.[1,2,3]		—

Financial Technology — 3.6%
Line Financial, P.B.C.[1,2,3]		600,000

Healthcare — 1.8%
Lazzaro Medical, Inc.[1,2,3]		300,000

Health Technology — 6.0%
Grapefruit Health, Inc.[1,2,3]		131,250
Parallel Health, Inc.[1,2,3]		275,000
Wyndly Health, Inc.[1,2,3]		575,000
Total Health Technology		981,250

Logistics Technology — 1.8%
Shappi, Inc.[1,2,3]		300,000
Total Simple Agreements for Future Equity in Portfolio Companies (Cost $2,591,440)		2,721,250

See accompanying Notes to Financial Statements.

Cashmere Fund
SCHEDULE OF INVESTMENTS — (CONTINUED)
March 31, 2026

	Principal/ Shares	Fair Value
Warrants — 0.7%
Financial Technology — 0.4%
Acorns Grow, Inc., exercise price $0, expiration date 4/30/32[1,2,3]	18,936	$66,276

Property Technology — 0.3%
Havenly, Inc., exercise price $2.1206, expiration date 2/17/28[1,2,3]	31,924	57,326
Total Warrants (Cost $400,000)		123,602

Short-Term Investments — 4.1%
Goldman Sachs Financial Square Government Fund – Administration Class, 3.31%[6]	684,658	684,658
Total Short-Term Investments (Cost $684,658)		684,658

Total Investments (Cost $12,348,754) — 100.3%		16,661,935
Liabilities in excess of other assets — (0.3%)		(51,847)
Net Assets — 100.0%		$16,610,088

____________

P.B.C. — Public Benefit Corporation

dba — doing business as

LLC — Limited Liability Company

LP — Limited Partnership

1        Restricted security. (See Note 7)

2        Level 3 securities fair valued using significant unobservable inputs. (See Note 2)

3        Non-Income Producing

4        Investment valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

5        Affiliated investment for which ownership exceeds 5% of the investment’s capital. (See Note 6)

6        Rate disclosed represents the seven day yield as of period end.

See accompanying Notes to Financial Statements.

Cashmere Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2026

Assets:
Unaffiliated investments, at fair value (cost $11,264,096)	$15,576,658
Affiliated investments, at fair value (cost $400,000)	400,619
Short-term investments, at fair value (cost $684,658)	684,658
Interest income receivable	105,600
Prepaid expenses	47,512
Other assets	33,221
Fund shares sold	14,119
Total assets	16,862,387

Liabilities:
Payable for audit and tax fees	123,000
Payable for investment management fees	72,540
Payable for fund accounting and administration fees	19,849
Payable for accrued other expenses	19,374
Payable for marketing fees	7,232
Payable for custody fees	5,235
Payable for chief financial officer fees	3,333
Payable for transfer agent fees	1,736
Total liabilities	252,299
Commitments and contingencies (Note 8)

Net Assets	$16,610,088

Components of Net Assets:
Paid-in capital (unlimited number of shares authorized)	$12,319,007
Total distributable earnings	4,291,081
Net Assets	$16,610,088

Shares of beneficial interest issued and outstanding	684,395
Net asset value per share	$24.27

See accompanying Notes to Financial Statements.

Cashmere Fund

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2026

Investment income:
Interest income from unaffiliated investments	$86,959
Total investment income	86,959

Expenses:
Investment management fees (Note 3)	394,666
Marketing fees	171,204
Fund accounting and administration fees	124,589
Audit and tax fees	123,000
Insurance fees	106,375
Chief compliance officer fees	65,000
Chief financial officer fees	40,000
Transaction fees	99,163
Investor compliance fees	69,300
Legal fees	59,633
Trustee fees	50,000
Transfer agent fees	43,170
Shareholder reporting fees	32,236
Custody fees	30,891
Registration fees	24,036
Miscellaneous fees	21,978
Total expenses	1,455,241
Contractual waiver of fees and reimbursement of expenses (Note 3)	(575,124)
Net expenses	880,117
Net investment loss	(793,158)
Realized gain (loss) on unaffiliated investments	560,818
Net change in unrealized appreciation (depreciation) on affiliated investments	(8,693)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	584,569
Net realized and unrealized gain	1,136,694
Net Increase in net assets from operations	$343,536

See accompanying Notes to Financial Statements.

Cashmere Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(793,158)	$(728,370)
Net realized gain on investments	560,818	—
Net change in unrealized appreciation (depreciation) on investments	575,876	2,111,832
Net increase in net assets resulting from operations	343,536	1,383,462

Distributions to shareholders
From distributable earnings	(266,916)	—

Capital Transactions:
Net proceeds from shares sold	2,176,894	1,632,050
Reinvestment of distributions	253,276	—
Cost of shares redeemed	(1,632,615)[1]	(1,506,062)[2]
Net increase in net assets from capital transactions	797,555	125,988
Total increase in net assets	874,175	1,509,450

Net Assets:
Beginning of year	15,735,913	14,226,463
End of year	$16,610,088	$15,735,913

Capital Share Transactions:
Shares sold	92,727	73,650
Shares reinvested	11,080	—
Shares redeemed	(70,269)	(68,506)
Net increase in capital share outstanding	33,538	5,144

____________

1        Net of redemption fees received of $782.

2        Net of redemption fees received of $1,395.

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

Cash flows provided by operating activities:
Net increase in net assets from operations	$343,536
Purchases of investments	(2,410,188)
Sales of investments	2,405,923
Net realized gain on investments	(560,818)
Net change in unrealized (appreciation) depreciation on investments	(575,876)
Change in short-term investments, net	(65)

(Increase)/Decrease in assets:
Interest receivable	(4,831)
Prepaid expenses	(16,894)
Due from adviser	335,628
Other Assets	(33,221)

Increase/(Decrease) in liabilities:
Investment management fees	72,540
Audit and tax fees	3,000
Custody fees	1,837
Transfer agent fees	(26,964)
Fund administration fees	413
Chief financial officer fees	(1,667)
Marketing fees	(2,800)
Other accrued expenses	(10,790)
Legal fees	(49,000)
Net cash used in operating activities	(530,237)

Cash flows provided by financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	2,176,492
Cost of shares repurchased, net of redemption fees	(1,632,615)
Distributions paid to shareholders, net of reinvestments	(13,640)
Net cash provided by financing activities	530,237

Net Increase in Cash	—

Cash, Beginning of year	—
Cash, End of year	—

Non-cash financing activity
Reinvested Dividends and distributions	$253,276

See accompanying Notes to Financial Statements.

Cashmere Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period Ending March 31, 2023[1]
Net asset value, beginning of period	$24.18	$22.03	$20.58	$20.00
Income from Investment Operations:
Net investment income (loss)[2]	(1.18)	(1.10)	(0.74)	0.29
Net realized and unrealized gain (loss)	1.66	3.25	2.22	0.32
Total from investment operations	0.48	2.15	1.48	0.61
Less Distributions:
From net income	—	—	(0.04)	(0.05)
From net realized gains	(0.39)	—	—	—
Total distributions	(0.39)	—	(0.04)	(0.05)
Redemption Fees[2]:	— *	— *	0.01	0.02
Net asset value, end of period	$24.27	$24.18	$22.03	$20.58
Total return[3,4]	2.06%	9.76%	7.23%	3.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,610	$15,736	$14,226	$11,847

Ratio of expenses to average net assets:
Gross[5]	9.22%	12.06%	13.10%	30.02%[6]
Net[5,7]	5.57%	5.90%	5.00%	0%[6]
Ratio of net investment income (loss) to average net assets:
Net[5,7]	(5.02)%	(4.95)%	(3.54)%	1.47%[6]

Portfolio turnover rate[4]	16.15%	0%	0%	0%

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to March 31, 2023. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

2        Based on average shares outstanding for the period.

3        Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. Returns shown do not include payment of an early repurchase fee for shares redeemed within 545 days of purchase. The return would have been lower if certain expense had not been waived or reimbursed by the Adviser.

4        Not annualized for periods less than 12 months.

5        The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management fees from 0.72% to 3.59% (unaudited) and performance fees from 0.00% to 20.00% (unaudited).

6        Annualized, with the exception of non-recurring organizational costs.

7        Represents the ratios of expenses and net investment income (loss) inclusive of fee waivers and/or expenses reimbursements.

*        less than .005 per share.

See accompanying Notes to Financial Statements.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

1. Organization

Cashmere Fund (formerly, Sweater Cashmere Fund) (the “Fund”) was organized on June 17, 2021, as a statutory trust under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has an inception date of April 13, 2022 and commenced operations on the following business day.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that provides investors with exposure to private, venture capital investments. The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in the Portfolio Companies both directly from the issuer, including through co-investing with venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

Sweater Industries, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Forma Cashmere LLC, doing business as Cashmere LLC (“Forma”), an investment adviser registered under the Advisers Act, serves as the Sub-Adviser to the Fund, subject to oversight by the Adviser. The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant accounting policies

The price of the Fund’s shares of beneficial interest (“Shares”) is based on its net asset value (“NAV”). The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”). Although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; marketing expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 3).

All cash, receivables and current payables are carried on the Fund’s books at their net realizable value.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and a dollar-for-dollar cost depletion for the Fund’s private investments for both financial statement and federal income tax purposes.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

2. Significant accounting policies (cont.)

Federal Income Taxes — The Fund has elected and intends to continue to elect to be treated, and expects each year to qualify, as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes substantially all of its net taxable income and gains on a timely basis and meets the other quarterly compliance requirements.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to non-deductuble expenses. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025, the fund made the following permanent tax reclassifications on the Statement of Assets and Liabilities:

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
(801,858)	801,858

Distributions to shareholders — Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from a Portfolio Fund, the Fund will make cash distributions of the net profits, if any, to shareholders once each fiscal year at such time as the Board determines in its sole discretion (or more often at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

Segment Reporting — The Fund’s chief operating decision maker (CODM), the Principal Executive Officer, manages the Fund’s business activities as a single operating and reportable segment. Accordingly, the CODM uses net income to measure segment profit or loss, allocate resources and assess performance. Further, the CODM reviews and utilizes functional expenses (cost of revenue, sales, and marketing, research and development and general administrative) to manage the Fund’s operations. Other segment items included in net income are interest income and other expenses, which are reflected in the statement of operations.

Recently Adopted Accounting Pronouncement — In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

Investment Valuation

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 under the 1940 Act and in conjunction with FASB’s ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). The Board has designated the Adviser as the valuation designee of the Fund.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

2. Significant accounting policies (cont.)

As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the Adviser’s day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Shares of mutual funds, including money-market funds, are fair valued at their reported NAV.

A substantial portion of the Fund’s assets consist of securities of Equity Investments in Portfolio Companies, which may be made through Simple Agreements for Future Equity and Convertible Debt, and Portfolio Funds for which there are no readily available market quotations. New purchases of Equity Investments in Portfolio Companies and Portfolio Funds may be valued at acquisition cost initially.

The information available in the marketplace for such Portfolio Companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount, and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

In valuing Portfolio Fund investments held in the Fund, the Adviser will rely primarily on unaudited valuation statements received from such funds on a quarterly basis, and (when available) audited values received on an annual basis. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is a quarter in arrears than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund’s reported value will generally be adjusted for cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; changes in the valuation of relevant indices; and such other factors that the Adviser deems appropriate, as well as any publicly available information regarding such fund’s portfolio companies and/or assets (i.e., idiosyncratic factors). Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund’s interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above. As part of the Adviser’s

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

2. Significant accounting policies (cont.)

ongoing due diligence process, the Adviser will compare its fair valuation of the Fund’s interests in a Portfolio Fund to such fund’s quarterly valuation statement for that particular period — if provided by the Portfolio Fund — for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward.

When determining the price for an investment to be fair valued, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s financial statements, which are prepared in accordance with GAAP, follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

•        Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•        Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•        Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Investments in private investment companies that are reported in the Fund’s statement of assets and liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value, are excluded from the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

2. Significant accounting policies (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of March 31, 2026:

		Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Convertible Debt in Portfolio Companies*	$—	$—	$—	$750,000	$750,000
Equity Investments in Portfolio Companies*	—	—	—	10,466,109	10,466,109
Portfolio Funds*	813,084	—	—	1,103,232	1,916,316
Simple Agreements for Future Equity in Portfolio Companies*	—	—	—	2,721,250	2,721,250
Warrants*	—	—	—	123,602	123,602
Short-Term Investments	—	684,658	—	—	684,658
Total	$813,084	$684,658	$—	$15,164,193	$16,661,935

____________

*        All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Schedule of Investments.

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of March 31, 2026:

	Beginning Balance as of April 1, 2025	Transfers into/out of Level 3 During the Period	Purchases or Conversions		Sales or Conversions		Net Realized Gain (Loss)	Distributions	Change in Net Unrealized Appreciation (Depreciation)	Ending Balance as of March 31, 2026
Convertible Debt in Portfolio Companies	$1,000,000	$—	$—		$(517,313)		$267,313	$—	$—	$750,000
Equity Investments in Portfolio Companies	8,513,995	—	1,159,974	(1)	—		—	—	792,140	10,466,109
Portfolio Funds	—	—	577,609		—		—	—	525,623	1,103,232
Simple Agreements for Future Equity in Portfolio Companies	4,560,190	—	(300,000)		(1,410,000	)(1)	275,000	—	(403,940)	2,721,250
Warrants	48,251	—	400,000		(18,505)		18,505	—	(324,649)	123,602
	$14,122,436	$—	$1,837,583		$(1,945,818)		$560,818	$—	$589,174	$15,164,193

____________

(1)      Amounts include $110,000 in simple agreements for future equity in portfolio companies converted to $110,000 in equity investments in portfolio companies.

Change in net unrealized appreciation/(depreciation) for securities owned at March 31, 2026 was $939,175.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

2. Significant accounting policies (cont.)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

	Fair Value as of March 31, 2026	Valuation Technique	Unobservable Inputs	Range of Inputs/ (Weighted Average)(1)
Portfolio Funds	$1,103,232	Market Approach	Observable Market Transactions	—
Equity Investments in Portfolio Companies	10,466,109	Market Approach	Calibration	(67.69)% – 316.79%/0.84X – 9.21X revenue/AVG 24.65%/AVG 3.01X
Simple Agreements for Future Equity in Portfolio Companies	2,721,250	Market Approach	Calibration	(61.04)% – 130.52%/AVG 13.07%
Total Level 3 Investments(2)	$14,290,591

____________

(1)      To the extent the unobservables inputs increase or decrease there is a corresponding increase or decrease in fair value.

(2)      Certain Level 3 investments of the Fund, totaling fair value assets of $873,602, have been recorded at fair value using unadjusted third-party inputs. As such, these investments have been excluded from the preceding table.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Portfolio Funds*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Curate Capital Fund I, LP	Early Stage Technology	265,356	—	None	Not Applicable	Not Applicable
Ganas Ventures I, a series of Ganas Ventures, LP	Early Stage Technology	212,737	—	None	Not Applicable	Not Applicable
Impressionism Capital Fund I, L.P.	Early Stage Technology	147,109	75,000	None	Not Applicable	Not Applicable
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	Early Stage Technology	187,882	—	None	Not Applicable	Not Applicable

____________

*        Refer to the Schedule of Investment for industry classifications of individual securities.

3. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Adviser, pursuant to which the Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 2.50% of the Fund’s average daily net assets. Forma acts as the Fund’s Sub-Adviser and assists the Adviser in implementing and supervising the investment program of the Fund and the composition of its portfolio. Forma is paid by the Adviser, and not by the Fund. For the year ended March 31, 2026, the Fund accrued $394,666 in investment management fees.

Effective December 11, 2025, the Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 4.85% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect through December 11, 2026.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

3. Fees and Transactions with Related Parties and Other Agreements (cont.)

From April 1, 2025 to December 10, 2025 pursuant to the Fund’s prior Expense Limitation Agreement, the Adviser agreed to reimburse Operating Expenses of the Fund so that the Fund’s Operating Expenses would not exceed 5.90% of the Fund’s average daily net assets.

The Fund has agreed to repay the Adviser for any management fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense. As of March 31, 2026 the Adviser may seek recoupment for previously waived expenses subject to the Expense Limitation Agreement noted above, the following amounts are subject to recoupment by the Adviser by the following dates:

Period of Expiration
March 31, 2027	$950,506
March 31, 2028	$906,325
March 31, 2029	$575,124

For the year ended March 31, 2026, the Adviser waived and/or reimbursed expenses totaling $575,124 that are subject to recoupment.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer of $25,000. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund. Trustees that are interested persons are not compensated by the Fund.

Certain officers of the Fund and members of the Board are also officers of the Adviser.

Employees of Trailmark Fund Services (“Trailmark”) serve as officers of the Fund. Trailmark receives a monthly fee for the services provided to the Fund. The Fund also reimburses Trailmark for certain out-of-pocket expenses incurred on the Fund’s behalf.

UMB Fund Services, Inc. serves as the Fund’s Administrator and Accounting Agent. UMB Bank, n.a. serves as the Fund’s Custodian. Trailmark Fund Services serves as the Transfer Agent.

4. Capital share transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each semiannual repurchase offer will be for 5.00% of the Fund’s Shares at NAV. An early repurchase fee will be applied for Shares held less than 545 days. For Shares held for 185 days or less, a 2.00% fee will be applied. For Shares held between 186 and 365 days, a 1.5% fee will be applied. For Shares held between 366 days and 545 days, a 0.50% fee will be applied. Early repurchase fees will be based on the value of the Shares redeemed.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

4. Capital share transactions (cont.)

During the year ended March 31, 2026, the Fund completed two repurchase offers. The result of these repurchase offers are as follows:

	Required Repurchase Offers	Required Repurchase Offers
Commencement Date	July 28, 2025	January 28, 2026
Repurchase Request Deadline	August 28, 2025	February 27, 2026
Repurchase Pricing Date	August 28, 2025	February 27, 2026

Repurchase Pricing Date Net Asset Value	$23.76	$22.75
Shares Repurchased	34,449	35,820
Value of Shares Repurchased (Before Redemption Fees)	$818,511	$814,886
Percentage of Shares Repurchased	5.00%*	5.00%*

____________

*        The Fund’s tenders exceeded 5.00%, but less than 5.07%, and repurchases were made on a pro-rata basis

5. Investment transactions

Purchases and sales of investments, other than short-term securities, for the year ended March 31, 2026, were $2,410,188 and $2,405,923, respectively.

6. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026 and may include acquisitions of new investments, prior year holdings that become affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Non-Controlled Affiliate	Beginning balance April 1, 2025	Purchases or Conversions	Sales or Conversions	Change in Securitites Meeting the Definition of an Affiliated Investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Return of Capital Adjustments	Ending Value March 31, 2026	Investment Income
Ganas Ventures I, a series of Ganas Ventures, LP	$189,323	$62,500	$—	$—	$(39,086)	$—	$—	$212,737	$—
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	157,489	—	—	—	30,393	—	—	187,882	—
	$346,812	$62,500	$—	$—	$(8,693)	$—	$—	$400,619	$—

7. Restricted securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investments objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

7. Restricted securities (cont.)

Additional information on each restricted investment held by the Fund on March 31, 2026 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Acrons Grow, Inc. Warrants	6/12/2025	$400,000	$66,276	0.4%
After Services, Inc. Series Seed-7 Preferred Stock	6/6/2022	250,000	594,762	3.6%
After Services, Inc. Series Seed-8 Preferred Stock	6/6/2022	250,000	529,943	3.2%
Beast Industries Series C Preferred Stock	4/24/2025	249,974	249,974	1.5%
Cabinet Health P.B.C. Convertible Debt	2/14/2023	500,000	500,000	3.0%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock	5/8/2023	250,000	287,500	1.7%
Curate Capital Fund I, LP	7/1/2022	170,000	265,356	1.6%
De Soi, Inc.	7/18/2024	200,000	240,000	1.4%
Drupely, Inc. dba Graza Series A-3 Preferred Stock	6/17/2022	200,000	2,030,582	12.1%
EdInvent, Inc. dba Accredible Series B Preferred Stock	7/29/2022	250,000	349,684	2.1%
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock	11/8/2022	300,000	314,613	1.9%
FEAT Socks, Inc.	6/15/2022	250,000	237,508	1.4%
Frances Valentine, LLC	11/18/2022	500,000	550,000	3.3%
Ganas Ventures I, a series of Ganas Ventures, LP	7/1/2022	250,000	212,737	1.3%
GO, Inc. Series Seed-1 Preferred Stock	11/18/2022	500,000	151,965	0.9%
Grapefruit Health, Inc.	5/2/2023	125,000	131,250	0.8%
Havenly, Inc. Warrants	2/10/2023	—	57,326	0.3%
Havenly, Inc., Series C-1 Preferred Stock	2/10/2023	249,997	250,048	1.5%
Hearth Display, Inc.	1/6/2023	250,000	328,830	2.0%
Hikerkind, Inc.	8/10/2023	250,000	300,000	1.8%
Impressionism Capital Fund I, L.P.	4/20/2023	175,000	147,109	0.9%
IQ Bar, Inc. Series B Preferred Stock	8/12/2022	250,000	924,281	5.6%
IsoTalent, Inc. Series Seed-1 Preferred Stock	7/8/2022	1,000,000	971,712	5.9%
Kalshi (HII Kalshi-02, a Series of HII Kalshi-A, LLC)	2/2/2026	577,609	1,103,232	6.6%
Lazzaro Medical, Inc.	7/1/2022	250,000	300,000	1.8%
Line Financial, P.B.C	8/17/2023	500,000	600,000	3.6%
Lukla, Inc. dba OROS Series B Preferred Stock	12/14/2023	500,000	528,648	3.2%
Mad Rabbit Tattoo, Inc. Convertible Debt	8/15/2024	250,000	250,000	1.5%
Nada Holdings, Inc. Preferred Stock	6/17/2022	100,000	107,606	0.6%
Nomadica Series Seed-6 Preferred Stock	7/1/2022	250,000	276,899	1.7%
Obra, Inc. Common Stock	7/8/2022	76	126,437	0.8%
Parallel Health, Inc.	6/28/2022	250,000	275,000	1.7%
Pear Suite, Inc.	11/14/2022	250,000	506,838	3.1%

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

7. Restricted securities (cont.)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Shappi, Inc.	9/16/2022	$250,000	$300,000	1.8%
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	9/16/2022	150,000	187,882	1.1%
The Dyrt, Inc. Series C Preferred Stock	12/11/2023	250,000	274,310	1.7%
The Last Gameboard, Inc.	12/9/2022	266,440	—	0.0%
Time Therapeutics, Inc. Series A-2 Preferred (Hone Health)	5/25/2023	250,000	396,943	2.4%
True Footage Inc. Series A Prime Preferred Stock	7/29/2022	250,000	477,026	2.9%
Wyndly Health, Inc.	9/13/2022	500,000	575,000	3.5%
		$11,664,096	$15,977,277	96.2%

8. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. As of March 31, 2026, the Fund has unfunded commitments in the amount of $75,000 for Impressionism Capital Fund I, L.P. respectively. As of March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

9. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Federal tax information

The Fund has elected and intends to continue to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

10. Federal tax information (cont.)

At March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,281,238

Gross unrealized appreciation	$5,385,503
Gross unrealized depreciation	(1,004,806)
Net unrealized appreciation on investments	$4,380,697

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The Fund has selected a tax year-end of September 30.

As of September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed long-term capital gains	266,904
Tax accumulated earnings	266,904
Accumulated capital and other losses	—
Unrealized appreciation on investments	3,533,926
Unrealized deferred compensation	—
Total accumulated earnings (deficit)	3,800,830

The tax character of the distributions paid during the fiscal years ended September 30, 2025 and September 30, 2024 were as follows:

Distributions paid from:	9/30/2025	9/30/2024
Ordinary Income	—	—
Net long term capital gains	—	—
Return of capital	—	24,201
Total distributions paid	—	24,201

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

11. Risk factors

An investment in the Fund involves a high degree of risk and may be considered speculative. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

•        The Fund’s inception date was April 13, 2022 and it has a very limited operating history. The Adviser expects that it may take up to two years for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors. There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

11. Risk factors (cont.)

•        The Adviser is recently formed and had no prior experience managing investment portfolios. The Adviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

•        There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund began making semiannual offers to repurchase its Shares beginning in February 2023 (expected to be limited to no more than 5% of the Fund’s outstanding Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer.

•        While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in start-up and growth-stage private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

•        Private companies in which the Fund invests are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting.

•        The Fund’s investments in Portfolio Companies may be heavily negotiated and may incur significant transactions costs for the Fund.

•        A significant portion of the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

12. Subsequent events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that there are no additional subsequent events that require disclosure or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Cashmere Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cashmere Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the statement of cash flows for the year then ended, and the financial highlights for each of the three years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Cashmere Fund as of March 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended, and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the period from April 14, 2022 (commencement of operations) to March 31, 2023 have been audited by other auditors, whose report dated May 30, 2023 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and private companies, when replies were not received from private companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2026

Cashmere Fund
TRUSTEES AND OFFICERS
March 31, 2026 (Unaudited)

Name, Year of Birth[1]	Position(s) held with the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Director
Independent Trustees:
Jonathan Stanley Bellish (Born 1986)	Trustee and Chair of the Board of Trustees since 2022	Executive Director of One Earth Future Foundation, a provider of growth capital and technical assistance to small and medium enterprises in Africa. Previously served as Vice President, Strategy (from 2018 – 2021) and as Director, Future Labs (2017 – 2018) of One Earth Future Foundation.	1	None
William Benjamin Hadley (Born 1970)	Trustee since 2022	General Manager of Auctane, Inc., a logistics software company, (from 2021 – 2023). Owner of Hadley Corporate Development, Inc., an M&A and business development consultancy, (since 2008). From 2014 to 2020, Senior Vice President Business Development of Cooley LLP, a law firm.	1	None
Interested Trustee:
Jesse K Randall[3] (Born 1983)	Trustee, President and Principal Executive Officer since 2022	Co-Founder and Chief Executive Officer of Sweater Inc., a financial technology firm and parent company of the Adviser, and Co-Founder and Chief Executive Officer of the Adviser. Owner and Chief Executive Officer of Deviant Strategy LLC, a consulting firm serving startup companies. From 2016 to 2019, Chief Executive Officer of Drip LLC, a marketing firm.	1	None

Cashmere Fund
TRUSTEES AND OFFICERS — (CONTINUED)
March 31, 2026 (Unaudited)

Name, Year of Birth[1]	Position(s) held with the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Director
Additonal Officers of the Fund:
Gordon Jones (Born 1988)	Treasurer and Principal Financial Officer since 2024

Member of Gryphon Fund Group, LLC (2021 – Present); Treasurer of IDX Funds (2021 – Present); Director of Fund Administration and Tax, Winbridge Partners, LLC (2020 – 2021); Senior Tax Manager, Cohen & Company, Ltd (2010 – 2020).

			N/A	N/A
Robin Riddell (Born 1986)	Secretary since 2025

Director of Operations & Valuations. Previously led teams at Carta (June 2017 – December 2022) and PitchBook (November 2012 – May 2017), with a focus on private company valuations, product strategy, finance, and operations. Holds a Master of Finance from the University of St Andrews.

			N/A	N/A
Jonathan Van Duren (Born 1982)	Chief Compliance Officer since 2025	Founder and Principal of JVD Consulting LLC (2024 – Present); Counsel at Greenberg Traurig LLP (2021 – 2024); Associate at Bryan Cave Leighton Paisner LLP (2018 – 2021)	N/A	N/A

____________

1        Each Trustee serves for an indefinite term, until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office.

2        The “Fund Complex” consists of the Fund only.

3        Mr. Randall is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the Investment Company Act) based on his positions with the Adviser and its parent company, Sweater Inc., and because he is an owner of Sweater Inc.

Board Leadership and Structure

The Board is currently comprised of three Trustees, two of whom are Independent Trustees, which means they are not interested persons of the Fund or of the Fund’s Adviser. The Board meets periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with the Fund’s activities. An Independent Trustee currently serves as Chair of the Board.

Cashmere Fund
ADDITIONAL INFORMATION
March 31, 2026 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-888-577-7987 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-577-7987.

Dividend Reinvestment — The Fund operates under a dividend reinvestment plan administered by the Fund’s Administrator as dividend reinvestment agent. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund. Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Administrator in writing at Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175.

Corporate Dividends Received Deduction — For the tax year ended September 30, 2025, the Sweater Cashmere Fund had 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the tax year ended September 30, 2025, the Sweater Cashmere Fund had 0.00% of dividends paid from net investment income, designated as qualified dividend income.

Approval of Investment Management Agreement — The Cashmere Fund (the “Fund”) is overseen by a Board of Trustees (the “Board,” the members of which are referred to as the “Trustees”) consisting of three Trustees, two of whom are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”). The Board met in-person on February 5, 2026 (the “Meeting”) to consider the renewal of the investment management agreement (the “Agreement”) between the Fund and Sweater Industries LLC (the “Adviser”), and of the Subadvisory Agreement between Forma Cashmere LLC (the “Subadviser”) and the Adviser on behalf of the Fund.

In connection with this, the Board reviewed and discussed at its Meeting materials relating to its consideration of the Agreement and the Subadvisory Agreement. The Board also considered all factors it believed relevant with respect to the Fund, including: (a) the nature, extent, and quality of services provided by the Adviser and the Subadviser to the Fund, respectively; (b) the extent to which the Adviser and the Subadviser may realize economies of scale with respect to its respective management of the Fund; (c) costs of the services provided and profits realized by the Adviser under the Agreement and the Subadviser under the Subadvisory Agreement; (d) the management fee paid to the Adviser under the Agreement and the Subadviser under the Subadvisory Agreement; and (e) any fall-out benefits to the Adviser and the Subadviser, respectively, with respect to its management of the Fund.

The Trustees were advised by Fund legal counsel regarding their fiduciary duties pertaining to renewal of investment advisory contracts and the factors they should consider in evaluating advisory agreements. The Independent Trustees, through Fund legal counsel, provided a request to the Adviser and the Subadviser and received materials from the Adviser and the Subadviser in response to such request. The information provided in response to their requests was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Fund, the Adviser, and the Subadviser, including Fund performance, expense ratios, portfolio composition, and regulatory compliance.

In considering whether to approve the Agreement and the Subadvisory Agreement, and reviewing the related materials, the Board met with relevant personnel of the Adviser and the Subadviser, and reviewed with them materials prepared by the Adviser and the Subadviser and materials provided by legal counsel to the Fund. The Board also met with legal counsel to the Fund, who also serves as the Fund’s Chief Compliance Officer, and with the Fund’s Treasurer.

Cashmere Fund
ADDITIONAL INFORMATION — (CONTINUED)
March 31, 2026 (Unaudited)

The Independent Trustees also met with the Fund’s Chief Compliance Officer and Fund legal counsel in executive session, outside the presence of the Adviser’s and the Subadviser’s personnel and the non-Independent Trustee, in connection with their consideration of the Agreement.

The Board determined that, given the totality of the information provided with respect to the Agreement and the Subadvisory Agreement, the Board had received sufficient information to renew both the Agreement and the Subadvisory Agreement.

In deciding to approve the renewal of the Agreement and the Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors. It is also important to note that the Board may have considered factors and information discussed and reviewed at previous meetings as part of its considerations, and the discussion below may not include all of the factors and information considered by the Board.

Nature, Extent, and Quality of Services and Fund Performance

As part of their review, the Trustees examined the Adviser’s ability to provide investment management services to the Fund. The Trustees considered the qualifications and experience of the Adviser’s personnel who are primarily responsible for managing the Fund, as well as the qualifications and experience of certain other key individuals at the Adviser who provide services to the Fund. The Trustees also considered the Adviser’s investment philosophy and the Adviser’s representations regarding its research and decision-making processes, its ability to attract and retain capable personnel, the capability of the Adviser’s senior management and staff, and the level of skill required to manage the Fund. The Trustees spent considerable time reviewing the staffing levels at the Adviser. The Trustees discussed with the Adviser’s representatives the role of the Adviser and its responsibilities day-to-day in managing the Fund, versus the role and responsibilities of the Subadviser.

The Trustees considered that the Adviser’s services include overseeing the Subadviser’s provision of a continuous investment program for the Fund, ensuring that the Fund adhered to its investment restrictions, complying with regulatory obligations, overseeing the Subadviser’s due diligence on potential portfolio companies and private funds, overseeing negotiations to invest in proposed portfolio companies and private funds, responsibilities relating to valuing Fund assets, and assisting in the Subadviser’s marketing efforts.

The Board also considered other non-advisory services provided by the Adviser to the Fund, such as the services of Adviser employees as Fund officers and other personnel provided that are necessary for Fund operations. It also considered the significant technology investment made by the Adviser with respect to the Fund’s shareholder interface. The Board noted that the Adviser also organizes Board meetings and the preparation of Board meeting materials, and those Adviser employees serving as Fund officers oversee and manage the other Fund service providers.

The Trustees also considered the Subadvisory Agreement, and examined the Subadviser’s ability to provide investment management services to the Fund. The Trustees considered the qualifications and experience of the Subadviser’s personnel who are primarily responsible for managing the Fund, as well as the qualifications and experience of certain other key individuals at the Subadviser who provide services to the Fund. The Trustees considered the Subadviser’s investment philosophy and the Subadviser’s representations regarding its research and decision-making processes, its ability to attract and retain capable personnel, the capability of the Subadviser’s senior management and staff, and the level of skill required to manage the Fund. The Trustees spent considerable time reviewing the staffing levels at the Subadviser, and the Subadviser’s representations regarding its capitalization.

The Trustees discussed with the Subadviser’s representatives the role of the Adviser and the Subadviser’s responsibilities in the day-to-day management of the Fund. The Trustees considered that the Subadviser’s services include providing a continuous investment program for the Fund, day-to-day management of the Fund’s portfolio, ensuring that the Fund adhered to its investment restrictions, complying with regulatory obligations, performing due diligence on potential portfolio companies and private funds, engaging in negotiations to invest in proposed portfolio companies and private funds, and assisting in marketing the Fund.

Cashmere Fund
ADDITIONAL INFORMATION — (CONTINUED)
March 31, 2026 (Unaudited)

The Board also considered other non-advisory services provided by the Subadviser to the Fund, such as assistance in marketing the Fund.

The Board considered that it reviews data on the short-term and longer-term total returns of the Fund in connection with each quarterly Board meeting. The Trustees reviewed information regarding the performance of the Fund and the performance of certain peer group funds, and information about the Fund’s performance against the performance of the S&P 600 index. The Trustees noted that the Fund’s performance was in-line with their expectations.

The Trustees considered conditions that might affect the Adviser’s and the Subadviser’s ability to continue to provide services to the Fund. The Trustees considered information and representations regarding the Adviser’s and the Subadviser’s capitalization and ability to continue to meet their respective financial obligations to the Fund.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Fund under the Agreement, and by the Subadviser to the Fund under the Subadvisory Agreement, were satisfactory.

Fees, Expenses and Profitability

The Trustees next considered the management fees paid by the Fund under the Agreement. The Trustees reviewed information concerning the Fund’s management fee in comparison to the management fees of peer group funds. The Trustees noted that the Fund’s contractual management fee (before any waivers or expense reimbursements) of 2.50% was higher than the contractual management fees charged by all but one of the six peer group funds. The Trustees considered, however, that two of the peer group funds with management fees lower than the Fund also pay an additional incentive fee that varies based on fund performance (in contrast to the Fund, which pays no incentive fee), which is in addition to the management fee. The Trustees discussed with the Adviser the Fund’s management fee and comparisons to the fees and expenses paid by competing funds, including those typically charged by advisers to private venture capital funds. The Trustees also considered that the Adviser has agreed to reduce its management fee and/or reimburse Fund expenses to the extent that the Fund’s total annual operating expenses (excluding certain expenses) would exceed 4.85% through December 11, 2026, subject to a three-year reimbursement of the Adviser if future Fund expenses should drop below this rate.

Because the Fund is the Adviser’s only advisory client for which it receives compensation, there was no information for the Board to consider regarding the services the Adviser provides or the fees the Adviser charges to other advisory clients.

The Trustees reviewed information about the profitability of the Agreement to the Adviser. The Trustees noted the amount of advisory fees received by the Adviser with respect to the Fund, and fees for Chief Executive Officer and Chief Compliance Officer and regulatory services. The Board also reviewed information provided by the Adviser on the costs of advising the Fund and representations made by the Adviser regarding its capitalization and funding.

The Trustees also discussed with the Adviser the terms of the Adviser’s agreement with the Subadviser, including the portion of the advisory fee paid by the Adviser to the Subadviser under the terms of the Subadvisory Agreement.

The Trustees next considered the subadvisory fees paid by the Adviser to the Subadviser. The Trustees noted their review earlier in the meeting regarding the Fund’s management fee in comparison to the management fees of peer group funds. The Trustees considered the Subadviser’s representation that, because of the expense cap in place, the Subadviser was not retaining any subadvisory fees from the Fund that it hadn’t offset by paying Fund expenses, and that the Subadviser has reimbursed Fund expenses to keep the level of annual Fund expenses below the level of the expense cap. The Trustees discussed with the Subadviser the subadvisory fee and comparisons to the fees and expenses paid to advisers of competing funds, including those typically charged by advisers to private venture capital funds. The trustees also considered the Subadviser’s representations regarding fees it receives for managing a private venture capital fund.

The Trustees reviewed information about the profitability of the Subadvisory Agreement to the Subadviser. The Board noted that, because of the Subadviser’s obligation under the Fund’s expense cap agreement, it was not retaining any subadvisory fees (after reimbursing Fund expenses).

Cashmere Fund
ADDITIONAL INFORMATION — (CONTINUED)
March 31, 2026 (Unaudited)

The Trustees considered and discussed with the Adviser and the Subadviser the use of Fund assets for marketing the Fund and considered the Adviser’s and the Subadviser’s respective representations that none of these amounts are retained by the Adviser, the Subadviser, or their respective personnel. The Trustees also noted that they review information on Fund marketing expenses at each quarterly meeting.

The Trustees, including all of the Independent Trustees, concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of the Adviser’s services to the Fund, the fees paid by competitive funds, the sharing of advisory fees with the Subadviser, and the costs incurred by the Adviser in providing services to the Fund.

The Trustees, including all of the Independent Trustees, also concluded that the subadvisory fee for the Fund represents reasonable compensation in light of the nature and quality of the Subadviser’s services to the Fund, the fees paid by competitive funds, the sharing of advisory fees the Adviser, and the costs incurred by the Subadviser in providing services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized by the Adviser as Fund assets grow. The Trustees determined that it does not appear that the Adviser is realizing benefits from economies of scale to such an extent that the management fee should be reduced or that break points in the management fee should be implemented at this time.

The Trustees also considered the extent to which economies of scale might be realized by the Subadviser as Fund assets grow. The Trustees determined that it does not appear that the Subadviser is realizing benefits from economies of scale. The Trustees noted that, because of the Fund’s small size and the Subadviser’s obligation to cap Fund expenses, the Subadviser is not currently retaining any net subadvisory fees with respect to its management of the Fund.

Conclusion

Based on its review, including its consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of the Agreement and the Subadvisory Agreement, respectively, are fair and reasonable, and that the renewal of the Fund’s Agreement and Subadvisory Agreement, respectively, is in the best interests of the Fund.

Cashmere Fund
NOTICE OF PRIVACY POLICY

This Privacy Notice of Sweater Cashmere Fund (the “Fund”) applies only to investors, or their legal representatives, who are individuals and to certain entities that are essentially “alter egos” of individuals (e.g., revocable grantor trusts, individual retirement accounts or certain estate planning vehicles) that are investing in the Fund primarily for personal, family, or household purposes.

Our Commitment to Your Privacy:    We are sensitive to the privacy concerns of our investors. We have a policy of protecting the confidentiality and security of information we collect about you. We are providing you with this notice to help you better understand why and how we collect certain personal information, the care with which we treat that information, and how we use that information.

“Non-public personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

Sources of Non-Public Information:    We collect non-public personal information about you from the following sources:

•        Information we receive from you on applications or other forms, including information you submit through the Sweater web application (the “App”) in connection with opening and funding a Fund account. This information includes your name, address, social security number or tax identification number, email address, citizenship and residency information, bank account information, and other household information.

•        Information about your transactions with us, such as your Fund account balance and transaction history.

•        Information captured on the Fund’s website and through the App, including registration information and any information captured via “cookies.”

Disclosure of Information:    We do not disclose any non-public personal information about you to anyone, except as permitted or required by law or regulation and to our affiliates and service providers, including, but not limited to, the Fund’s investment adviser, administrator, transfer agent, vendors engaged to assist the Fund in fulfilling its anti-money laundering and know-your-customer policies and procedures with respect to current and potential Fund investors, and/or consultants. All such companies are contractually or legally obligated to keep the information that we provide to them confidential, and use the information only to provide the services that we have asked them to perform for you and us.

We may also share your non-public personal information with other entities for the following purposes, including among others:

•        To respond to a subpoena or court order, judicial process or regulatory inquiry;

•        To report suspicious transactions to government agencies and law enforcement officials;

•        To protect against fraud; or

•        To provide products and services with the consent or direction of the customer.

Except as described above, and except for information we provide to non-affiliated third parties as otherwise required or permitted by law, we do not share non-public information about you with non-affiliated third parties.

Former Investors:    We maintain non-public personal information of our former Fund investors and apply the same policies that apply to current Fund investors.

Information Security:    We consider the protection of sensitive information to be a sound business practice, and to that end we employ physical, electronic and procedural safeguards to protect your non-public personal information in our possession or under our control.

Fund Information

Investment Adviser
Sweater Industries LLC
Boulder, Colorado

Administrator and Accounting Agent
UMB Fund Services, Inc.
Milwaukee, Wisconsin

Custodian
UMB Bank, N.A
Kansas City, Missouri

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Philadelphia, PA

Transfer Agent
Trailmark Fund Services
Beachwood, Ohio

Trustees
Jonathan Stanley Bellish
William Benjamin Hadley
Jesse K Randall

Officers
President and Principal Executive Officer
Jesse K Randall

Principal Financial Officer and Treasurer
Gordon Jones

Chief Compliance Officer
Jonathan Van Duren

Secretary
Robin Riddell

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Cashmere Fund (the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The code of ethics is included as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant does not currently have an audit committee financial expert. The Registrant’s Board of Trustees is currently evaluating whether one or more of the Audit Committee’s current members meets the requirements to be the Registrant’s audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Tait, Weller, & Baker LLP during the fiscal year 2026 and 2025 were as follows:

(a) Audit Fees.

Fiscal year ended March 31, 2026	$118,000
Fiscal year ended March 31, 2025	$115,000

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2026	$0
Fiscal year ended March 31, 2025	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2026	$5,000
Fiscal year ended March 31, 2025	$5,000

(d) All Other Fees.

Fiscal year ended March 31, 2026	$0
Fiscal year ended March 31, 2025	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

The Cashmere Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Sweater Industries LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1. Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“1940 Act”).

2.Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-1Aa summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3.Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

4.Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

•Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

•Providing a summary of the material changes to a proxy policy during the period covered by the Adviser CCO’s annual compliance report to the Board to the Fund’s Chief Compliance Officer(“CCO”), and a redlined copy of such Proxy Policy as applicable.

•The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act, and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

5.Review Responsibilities

The Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a proxy-voting service, the Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

6.Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

7.Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser through a third-party proxy voting service.

Proxy Voting and Corporate Actions

Under Rule 206(4)-6 of the Advisers Act, it is a fraudulent, deceptive, or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under the Rule, the adviser must also disclose its proxy voting policies and procedures to clients and provide them to clients upon request. In addition, the adviser must also provide clients with information on how the adviser voted the proxies on their securities, upon request.

Sweater’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts. These policies and procedures are designed to satisfy Sweater’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. The policies and procedures seek to address potential complexities which may arise in cases where Sweater’s interest conflicts or appears to conflict with the interests of its clients and to communicate with clients the methods and rationale whereby Sweater exercises proxy voting authority.

Sweater will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Sweater may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Sweater may determine not to vote a proxy if: (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) Sweater otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Sweater serves as the adviser to a closed end mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"). The fund does not typically invest in other mutual funds or exchange traded funds. The fund does not invest in individual equities. If the Funds were to invest in individual equities, this Proxy Voting Policy will be amended to appropriately address the Fund’s proxy policy as relevant to individual equities to the extent different than these policies. The fund primarily invests in private funds which do not involve many proxy items requiring the Adviser to vote.

If the mutual fund invests in other mutual funds (i.e., a fund of funds), Sweater seeks to benefit from the safe harbor of Section 12(d)(1)(F) under the 1940 Act. Section 12(d)(1)(F) requires that shares of underlying investment companies be voted "in the same proportion as the vote of all other holders of such security" (“echo” or “mirror” voting). Accordingly, when voting proxies for the mutual fund, Sweater will vote in the same proportion as all other voting shareholders of the underlying funds.

Sweater will use its internal policies and procedures when collecting information for the Fund to complete and file Form N–PX which is used by the Fund to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30. This form contains the relevant information to identify the securities issuer, ticker, cusip or other identifying information, dates to include shareholder meeting date and reporting period, the subject matter of the vote, the proposal type, and whether the Firm voted on the matter, a summary of the vote cast (i.e., noting mirror voting). Where a proxy proposal raises a material conflict between the interests of Sweater, any affiliated person(s) of Sweater, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s shareholder’s interests, Sweater will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Sweater will abstain from voting.

The CCO or designee is responsible for maintaining accurate records of all proxies voted to include any analysis or supporting document used in completing the Form N-PX. The proxy voting records are maintained in accordance with the Firm’s Books and Records requirements.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of March 31, 2026, unless otherwise noted.

The following table provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the Past 5 Years
Elia Infascelli	Managing Partner	Since 2024

Partner at Cashmere the Fund, where he leads deal sourcing, due diligence, and supports portfolio companies (Sep 2024 – present). He is also the Managing Partner of Forma Capital (Jan 2023 – present).

Previously, Elia co-founded KNOW Beauty and Parallel Brands (Aug 2018 – present), and served as Global CEO of Propaganda Entertainment, where he helped launch health and wellness brands in collaboration with influential voices.

Mary Owen	Managing Partner	Since 2024

Partner at Cashmere, where she supports the firm’s investment activities. She is Chair of the Board and a Life Trustee of the Ralph C. Wilson, Jr. Foundation, a $1.2 billion place-based grantmaking organization serving Western New York and Southeastern Michigan.

Mary also serves on the board of the Hall of Fame Resort & Entertainment Company (HOFV) and is an advisor to KB Partners. She is a Trustee of the Jefferson Trust and a member of the Regional Selection Committee for the Jefferson Scholars Foundation.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2026:

Name of Portfolio Manager	Registered investment companies	Other pooled investment vehicles	Other accounts
Elia Infascelli	0	1	0
Mary Owen	0	1	0

(a)(3) Compensation Structure of Portfolio Manager

The portfolio manager receives from the Adviser a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Adviser (and not the Fund’s investment returns). The portfolio manager is also a part-owner of Sweater Inc., which wholly-owns the Adviser, and thus benefit from any profits generated by the Adviser through their equity ownership in Sweater Inc.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Management Team in the Registrant as of March 31, 2026:

Name of Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Elia Infascelli	$1 - $10,000
Mary Owen	$1 - $10,000

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(a) (5)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cashmere Fund

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
June 8, 2026

/s/ Gordon Jones
By: Gordon Jones
Principal Financial Officer & Treasurer
June 8, 2026